                                                                   EX-99.906CERT

Pursuant to 18 U.S.C ss. 1350, the undersigned officer of PIMCO California Municipal Income Fund III (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: December 3, 2003

/s/ Brian S. Shlissel
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Brian S. Shlissel
President & Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by
Section 906, has been provided to PIMCO California Municipal Income Fund III, and will be retained by PIMCO California Municipal Income Fund III, and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.

Pursuant to 18 U.S.C ss. 1350, the undersigned officer of PIMCO California Municipal Income Fund III (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: December 3, 2003

/s/ Lawrence G. Altadonna
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Lawrence G. Altadonna
Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by
Section 906, has been provided to PIMCO California Municipal Income Fund III, and will be retained by PIMCO California Municipal Income Fund III, and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.